Exhibit 99.2
FOR IMMEDIATE RELEASE
CONTACT:
Robert Pepper, VISICU, Inc., Vice President Marketing
(410) 246-5364, rpepper@visicu.com
VISICU INC. ANNOUNCES AGREEMENT TO BE ACQUIRED BY ROYAL
PHILIPS ELECTRONICS IN ALL CASH TRANSACTION
Philips to pay USD 12.00 for each VISICU share, representing an acquisition price of approximately USD 430 million (approximately EUR 290 million).
Baltimore, MD — December 18, 2007 — VISICU, Inc., (NASDAQ: EICU), a healthcare information technology and clinical solutions company focused on critical care, announced today it entered into a merger agreement through which an affiliate of Philips will acquire the entire share capital of VISICU for USD 12.00 per share. This represents a premium of approximately 35% over the VISICU stock closing price on NASDAQ on December 17, 2007. On the unanimous recommendation of a special committee of the Board of Directors, which is comprised solely of independent directors, the Board of Directors of VISICU, Inc. has approved the merger and recommended its approval by stockholders. A special meeting of stockholders to approve the transaction will be scheduled at a later date.
Based in Baltimore, Maryland, VISICU is a leader in clinical IT systems that enable critical care medical staff to actively monitor patients in hospital intensive care units (ICUs) from remote locations. The company’s patented clinical IT system, called the eICU® Program, provides real time, 24x7 patient monitoring in ICUs, and can be likened to an air-traffic controller’s command center by centrally networking critical care physicians and nurses to ICU beds using voice and video. The system also offers advanced clinical support including expert systems reflecting evidence based medicine. The eICU Program has been shown to significantly reduce patient mortality, length of stay, and medical complications while lowering ICU costs.
The transaction is subject to the terms and conditions of the merger agreement, the approval of VISICU’s stockholders, and to customary regulatory clearance and other closing conditions. The transaction is expected to close in the first quarter of 2008.
In commenting on the transaction, VISICU Chairman and CEO, Frank T. Sample said: “At VISICU, we have a successful track record of developing innovative solutions to enhance the delivery of patient care within the ICU resulting in significant improvements in clinical outcomes and saving more lives. Our objective is to make the eICU Program ubiquitous around the globe. We’re excited to be teaming up with Philips – a global leader in patient monitoring.”

Commenting on today’s announcement, Steve Rusckowski, CEO of Philips Healthcare said: “Philips is the market leader in patient monitoring systems in hospitals, so we know the challenges our customers face – rising patient numbers, staff shortages and concerns about patient safety. By investing in clinical IT solutions like those offered by VISICU, we believe we can offer customers more attractive patient monitoring solutions to improve hospital productivity as well as patient outcomes. Philips believes leveraging VISICU’s clinical IT capabilities will accelerate growth in its existing patient monitoring business.”
Morgan Stanley & Co. Incorporated advised VISICU on this transaction and legal representation was provided by DLA Piper US LLP.
About VISICU
VISICU, Inc. (NASDAQ: EICU) is a healthcare information technology and clinical solutions company focused on transforming the delivery of critical care through its eICU® Program. Through remote monitoring technology and clinical intelligence, experienced critical care resources are leveraged to provide coverage and early intervention for safer, more effective patient care. Currently more than 180 hospitals serving over 250,000 patients annually have partnered with VISICU to implement eICU programs. More information is available at www.VISICU.com. VISICU® and eICU® are registered trademarks of VISICU, Inc. All rights reserved. All other brand names, product names, company names, trademarks and service marks are the property of their respective owners. visicu-f
About Royal Philips Electronics
Royal Philips Electronics of the Netherlands (NYSE: PHG, AEX: PHI) is a global leader in healthcare, lighting and consumer lifestyle, delivering products, services and solutions through the brand promise of “sense and simplicity”. Headquartered in the Netherlands, Philips employs approximately 128,100 employees in more than 60 countries worldwide. With sales of EUR 27 billion in 2006, the company is a market leader in medical diagnostic imaging and patient monitoring systems, energy efficient lighting solutions, personal care and home appliances, as well as consumer electronics.
Safe Harbor Statement
This release contains forward-looking statements that are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve a number of risks and uncertainties. Investors are cautioned that statements in this release that are not strictly historical statements constitute forward-looking statements. It is important to note that the company’s performance, and actual results, financial condition or business could differ materially from those expressed in the forward-looking statements. The words “may”, “could”, “would”, “should”, “outlook”, “positions us”, “guidance”, “expects”, “estimates”, “intends”, “plans”, “projects”, “anticipates”, “believes”, “predicts”, “potential” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. For example, the statement that the transaction is expected to close in the first quarter of 2008 is a forward-looking statement.

You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that could cause results to differ materially from current expectations include, but are not limited to: market acceptance of our principal product offering and any new product releases; the price, performance and reliability of our products and services; our ability to attract and retain new customers and renewal rates of our existing customers; unanticipated delays or problems in releasing new products and services; financial and budget constraints of hospitals, changes in our pricing practices or our competitors’ pricing practices and changes in the healthcare industry; the introduction or availability of competing products or services and other competitive factors; and changes in the government regulation of our products and services.
Additional discussion of these and other factors affecting the company’s business is contained in the company’s periodic filings with the Securities and Exchange Commission (“SEC”). The company undertakes no obligation to update forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.
Additional Information
In connection with the proposed transaction, VISICU will file a proxy statement with the SEC. Stockholders are strongly advised to read the proxy statement and any other relevant documents filed with the SEC as they become available, because they will contain important information about the proposed transaction. Stockholders may obtain a copy of the proxy statement when available along with other documents filed by VISICU, Inc., free of charge, by contacting VISICU Investor Relations in writing at VISICU, Inc., 217 E. Redwood Street Suite 1900, Baltimore, MD 21202-3315, by telephone at (410) 276-1960, or by accessing the VISICU Website at www.VISICU.com or the SEC website at www.sec.gov.
Participants in the Solicitation
VISICU, Inc. and its directors, executive officers, and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers in the solicitation will be more specifically set forth in the proxy statement concerning the proposed transaction that will be filed with the SEC. In addition to the proxy statement, VISICU files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statement or other information at the SEC public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-3030 for further information on the public reference rooms. VISICU’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.
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